UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2011

Date of reporting period:  February 28, 2011

Item 1. Reports to Stockholders.
The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Annual Report

For The Year Ended

February 28, 2011

American Trust Allegiance Fund

April, 2011

Dear Fellow Shareholders,

It is our pleasure to provide you with the American Trust Allegiance Fund Annual Report for the twelve months ending February 28, 2011.  During this period, the Allegiance Fund was up 21.25% while the S&P 500® Index was up 22.57%.  The Fund’s focus on economically sensitive stocks created a slight drag to performance but so far through February, 2011, these same stocks have propelled the Fund’s growth ahead of the S&P 500® Index.  We are specifically talking about the Fund’s overweight in the energy, consumer discretion and industrial sectors that historically lead cyclical recoveries but in the last 12 months have slightly lagged the S&P 500® Index.  As mentioned above, these same sectors have reclaimed their market leadership in the beginning of 2011.

A lot has changed this past year.  Only six months ago when we sent you our semiannual shareholder letter, there was a broad concern that the developed world was headed for a double dip recession or at least a slowdown in the nascent economic recovery.  In addition, the sovereign debt issues in Greece, Portugal, Ireland and Spain threatened a repeat of the financial debacle of 2008 when Lehman Brothers, AIG, Fannie Mae and Freddie Mac led the way to the worst stock market decline in 70 years.  Today, however, while many issues still challenge economic growth, it is broadly accepted that the wobbly economic recovery has started to find its legs.  Industrial production in the U.S. has recovered faster than in most of the last six post-war recoveries.  Corporate earnings and revenue have now shown robust growth for the last 2 years and inflation is still calm with the Consumer Price Index (CPI) near 2%.

Given this backdrop of improved economics, it should not be a surprise that the strongest elements in the Fund performance in fiscal year 2011 were technology and materials companies.  As investor confidence has started to return to the equity markets, these more volatile stocks have seen strong earnings growth and their stock prices have  reflected this growth.  Demand for natural resources from emerging markets such as China, India and Brazil have kept the price of copper and other hard assets very strong, benefiting the Fund’s companies dedicated to raw materials.  Also, as investor confidence has returned, the equity markets have once more embraced risk, giving traditionally volatile technology companies new life in the stock market.  To be clear, the Fund has not purchased the famously volatile technology names but the more traditional technology stocks that have strong balance sheets and historically have provided more predictable earnings and revenues.

The Fund has also been focusing on the large and medium size companies that historically have been able to thrive in a slow-growth economy.  This discipline has provided attractive opportunities in the materials, consumer discretion, financial and technology sectors for the Fund.

Another opportunity that the Fund has invested in comes from the fact that economic growth has evolved into a tale of two worlds.  The developed world is

American Trust Allegiance Fund

growing at about 2% and the emerging world at about 8%.  While clearly there are much larger risks in emerging markets, we have found what we view as relatively prudent ways to participate in this rapidly growing part of our world economy.  One way is through developed world multinationals.  The other is through buying leading companies in the premier emerging markets countries such as Brazil.  Finding strength from its natural resources, its increasingly competitive manufacturing sector and its newly burgeoning middle class, Brazil’s economy is vibrant.  Brazil’s success has meant that it has gone from being a debtor nation to one with a capital surplus.  It has become energy independent and has a positive balance of trade.  For all these reasons, the Fund has invested in U.S. multinationals that serve this region of the world as well as directly in a few leading Brazilian companies.

We will continue to seek opportunities across the globe as we choose companies that we believe will lead broad economic growth.  As economic and other events develop we will continue to look for opportunities to grow the Fund for its shareholders.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins

Past performance is not a guarantee of future results.

The Fund's socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards. These risks are greater in emerging markets.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

The information provided herein represents the opinion of Paul H. Collins and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments in this report.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the American Trust Allegiance Fund vs the S&P 500® Index

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	21.25%	3.71%	2.49%
S&P 500® Index	22.57%	2.87%	2.62%

Total Annual Fund Operating Expenses: 2.28%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2011 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/10 – 2/28/11).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2011 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/10	2/28/11	9/1/10 – 2/28/11*
Actual	$1,000.00	$1,286.40	$8.22
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2011

Shares	COMMON STOCKS: 91.08%	Value
	Aerospace Product and
	Parts Manufacturing: 1.87%
4,560	Boeing Co.	$328,366

	Basic Chemical Manufacturing: 1.97%
3,480	Praxair, Inc.	345,842

	Building Materials: 1.95%
9,580	Owens Corning, Inc.*	342,293

	Computer & Peripheral
	Equipment Manufacturing: 9.38%
1,390	Apple, Inc.*	490,962
24,460	EMC Corp.*	665,557
3,020	International Business Machines Corp.	488,878
		1,645,397

	Computer Systems Design
	and Related Services: 4.13%
6,270	Accenture PLC - Class A#	322,780
33,880	Sapient Corp.	401,478
		724,258

	Conglomerates: 4.75%
19,280	Loews Corp.	833,860

	Cut and Sew Apparel Manufacturing: 1.55%
2,840	VF Corp.	271,703

	Deep Sea, Coastal, and Great Lakes
	Water Transportation: 1.88%
7,870	Alexander & Baldwin, Inc.	330,068

	Depository Credit Intermediation: 2.68%
10,500	State Street Corp.	469,560

	Engine, Turbine, and Power Transmission
	Equipment Manufacturing: 2.57%
4,460	Cummins, Inc.	450,995

	Footwear Manufacturing: 2.90%
5,720	Nike, Inc. - Class B	509,252

	Grain and Oilseed Milling: 1.98%
9,350	General Mills, Inc.	347,259

	Industrial Machinery Manufacturing: 0.97%
10,380	Applied Materials, Inc.	170,543

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2011, Continued

Shares		Value
	Insurance Carriers: 3.90%
7,840	Berkshire Hathaway, Inc. - Class B*	$684,275

	Metal Ore Mining: 1.86%
6,170	Freeport-McMoRan Copper & Gold, Inc.	326,701

	Motor Vehicle Manufacturing: 4.46%
51,980	Ford Motor Co.*	782,299

	Natural Gas Distribution: 1.96%
12,850	Spectra Energy Corp.	343,737

	Oilfield Services: 1.95%
3,670	Schlumberger Ltd.#	342,851

	Oil and Gas Extraction: 6.01%
5,610	Apache Corp.	699,118
4,090	Hess Corp.	355,953
		1,055,071

	Other Financial Investment Activities: 2.81%
3,920	Franklin Resources, Inc.	492,430

	Other Information Services: 3.76%
810	Google, Inc. - Class A*	496,854
9,932	Yahoo!, Inc.*	162,885
		659,739

	Petroleum and Coal
	Products Manufacturing: 2.93%
6,010	Exxon Mobil Corp.	514,035

	Real Estate Services: 0.99%
6,916	CB Richard Ellis Group, Inc. - Class A*	173,177

	Semiconductor and Other Electronic
	Component Manufacturing: 5.78%
12,220	Molex, Inc.	341,305
18,920	Texas Instruments, Inc.	673,741
		1,015,046

	Soap, Cleaning Compound, and Toilet
	Preparation Manufacturing: 6.55%
11,450	Avon Products, Inc.	318,424
6,390	Colgate-Palmolive Co.	501,743
6,130	Tupperware Brands Corp.	328,875
		1,149,042

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2011, Continued

Shares		Value
	Software Publishers: 6.69%
10,090	Adobe Systems, Inc.*	$348,105
4,360	Autodesk, Inc.*	183,338
24,170	Microsoft Corp.	642,439
		1,173,882

	Timber Real Estate Investment Trust: 2.85%
11,900	Plum Creek Timber Company, Inc.	499,324
	TOTAL COMMON STOCKS
	(Cost $13,188,492)	15,981,005

	PREFERRED STOCKS: 5.19%
	Oil and Gas Extraction: 2.06%
10,250	Petroleo Brasileiro S.A. - Petrobras - ADR	360,492

	Wired Telecommunications Carriers: 3.13%
14,930	Vivo Participacoes S.A. - ADR	549,573
	TOTAL PREFERRED STOCKS
	(Cost $826,236)	910,065

	SHORT-TERM INVESTMENTS: 3.82%
669,766	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	669,766
3,164	Reserve Primary Fund - Class 5+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $672,930)	669,766
	Total Investments in Securities
	(Cost $14,687,658): 100.09%	17,560,836
	Liabilities in Excess of Other Assets: (0.09%)	(15,482)
	Net Assets: 100.00%	$17,545,354

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of February 28, 2011, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $3,164.

†	Rate shown is the 7-day yield as of February 28, 2011.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2011

ASSETS
Investments in securities, at value (cost $14,687,658)	$17,560,836
Receivables:
Dividends and interest	32,222
Securities sold	345,691
Fund shares issued	15
Prepaid expenses	13,092
Total assets	17,951,856

LIABILITIES
Payables:
Securities purchased	346,501
Fund shares redeemed	8,787
Due to advisor	5,351
Administration fees	2,702
Audit fees	18,600
Transfer agent fees and expenses	11,320
Fund accounting fees	6,598
Legal fees	1,221
Custody fees	850
Shareholder reporting	2,551
Chief Compliance Officer fee	1,750
Accrued other expenses	271
Total liabilities	406,502

NET ASSETS	$17,545,354

Net asset value, offering and redemption price
per share [$17,545,354 / 857,195 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$20.47

COMPONENTS OF NET ASSETS
Paid-in capital	$18,010,506
Undistributed net investment income	24,135
Accumulated net realized loss on investments	(3,362,465)
Net unrealized appreciation on investments	2,873,178
Net assets	$17,545,354

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2011

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $6,652)	$261,479
Interest	2,461
Total income	263,940

Expenses
Advisory fees (Note 4)	148,418
Transfer agent fees and expenses (Note 4)	44,465
Administration fees (Note 4)	31,616
Fund accounting fees (Note 4)	26,035
Audit fees	18,600
Registration fees	18,082
Legal fees	12,138
Reports to shareholders	8,170
Trustee fees	7,212
Chief Compliance Officer fee (Note 4)	7,000
Custody fees (Note 4)	4,098
Miscellaneous expense	3,767
Insurance expense	3,330
Total expenses	332,931
Less: advisory fee waiver (Note 4)	(106,398)
Net expenses	226,533
Net investment income	37,407

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,792,167
Net change in unrealized appreciation on investments	1,330,738
Net realized and unrealized
gain on investments	3,122,905
Net increase in net assets
resulting from operations	$3,160,312

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2011	February 28, 2010
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$37,407	$17,718
Net realized gain/(loss) on investments	1,792,167	(1,438,524)
Net change in unrealized
appreciation on investments	1,330,738	6,750,311
Net increase in net assets
resulting from operations	3,160,312	5,329,505
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,718)	(50,106)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(726,458)	(1,274,438)
Total increase in net assets	2,416,136	4,004,961

NET ASSETS
Beginning of year	15,129,218	11,124,257
End of year	$17,545,354	$15,129,218
Includes undistributed net
investment income of	$24,135	$17,718

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2011		February 28, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	69,146	$1,180,964	167,625	$2,576,310
Shares issued in
reinvestment of
distributions	746	14,207	2,731	44,871
Shares redeemed	(107,855)	(1,921,629)	(279,052)	(3,895,619)
Net decrease	(37,963)	$(726,458)	(108,696)	$(1,274,438)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

			Year Ended
	2/28/11	2/28/10	2/28/09	2/29/08	2/28/07
Net asset value,
beginning of year	$16.90	$11.08	$18.97	$18.62	$17.37
Income from
investment operations:
Net investment income	0.04	0.03	0.06	0.14	0.02
Net realized and
unrealized gain/(loss)
on investments	3.55	5.85	(7.80)	0.23	1.24
Total from
investment operations	3.59	5.88	(7.74)	0.37	1.26
Less distributions:
From net
investment income	(0.02)	(0.06)	(0.15)	(0.02)	(0.01)
Total distributions	(0.02)	(0.06)	(0.15)	(0.02)	(0.01)
Net asset value, end of year	$20.47	$16.90	$11.08	$18.97	$18.62

Total return	21.25%	53.07%	-40.90%	1.97%	7.25%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$17,545	$15,129	$11,124	$20,532	$20,707
Ratio of expenses to
average net assets:
Before expense waiver	2.13%	2.27%	2.03%	1.87%	1.90%
After expense waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	(0.44)%	(0.69)%	(0.30)%	0.27%	(0.36)%
After expense waiver	0.24%	0.13%	0.28%	0.69%	0.09%
Portfolio turnover rate	76.63%	79.51%	36.55%	59.19%	79.89%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended February 28, 2011, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)
$(13,272)	$13,272

F.
REITs:  The Fund can invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At February 28, 2011, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Agriculture, Forestry,
and Hunting	$499,324	$—	$—	$499,324
Finance and Insurance	1,646,265	—	—	1,646,265
Information	2,383,194	—	—	2,383,194
Manufacturing	8,705,931	—	—	8,705,931
Mining	2,085,116	—	—	2,085,116
Professional, Scientific,
and Technical Services	724,258	—	—	724,258
Real Estate and
Rental and Leasing	173,177	—	—	173,177
Transportation
and Warehousing	330,068	—	—	330,068
Utilities	343,737	—	—	343,737
Total Common Stocks	16,891,070	—	—	16,891,070
Short-Term Investments	669,766	—	—	669,766
Total Investments
in Securities	$17,560,836	$—	$—	$17,560,836

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

See the Fund’s Schedule of Investments for additional detail.

Transfers between levels are recognized at the end of the reporting period.  During the year ended February 28, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Fund during the year ended February 28, 2011.

New Accounting Pronouncement:  On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2011, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2011, the Fund incurred $148,418 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2011, the Advisor reduced its fees in the amount of $106,398; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $319,536 at February 28, 2011.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2012	$102,132
2013	111,006
2014	106,398
$319,536

U.S. Bancorp Fund Services, LLC (the “Administrator” or “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended February 28, 2011, the Fund incurred $31,616 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2011, the Fund incurred $26,035, $25,322, and $4,098 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended February 28, 2011, the Fund was allocated $7,000 of the Chief Compliance Officer fee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,507,154 and $12,172,566, respectively.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2011, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sales.

The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

	February 28, 2011	February 28, 2010
Ordinary income	$17,718	$50,106

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$14,692,491
Gross tax unrealized appreciation	3,004,547
Gross tax unrealized depreciation	(136,202)
Net tax unrealized appreciation	2,868,345
Undistributed ordinary income	24,135
Undistributed long-term capital gain	—
Total distributable earnings	24,135
Other accumulated gains/(losses)	(3,357,632)
Total accumulated earnings/(losses)	$(465,152)

(a)	The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

At February 28, 2011, the Fund had a capital loss carryforward of $3,357,632, which expires as follows:

Year	Amount
2017	$1,480,640
2018	1,876,992
$3,357,632

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 26, 2011

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2011 (Unaudited)

For the year ended February 28, 2011, the American Trust Allegiance Fund designated $17,718 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 28, 2011, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2011 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12–Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N–Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N–Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years
Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite	Independent	1	None.
(age 61)		term	Mutual Fund
615 E. Michigan Street		since	Consultant,
Milwaukee, WI 53202		January	(1995 to
		2011.	present);
Advisor
Corporate
Controller,
Transamerica
Fund
Management
Company
(1994 to 1995);
Senior Vice
President,
Mutual Fund
and Custody
Operations
(1992 to 1993);
Vice President
and Controller,
Mutual Fund
Accounting,
American
Capital Mutual
Funds (1986
to 1992).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited),

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years
Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee, The
(age 74)		term	former		Forward
615 E. Michigan Street		since	Financial		Funds
Milwaukee, WI 53202		February	Consultant		(35 portfolios).
		1997.	and former
Executive Vice
President and
Chief Operating
Officer of ICI
Mutual
Insurance
Company
(until January
1997).

George J. Rebhan	Trustee	Indefinite	Retired;	1	Independent
(age 76)		Term	formerly		Trustee from
615 E. Michigan Street		since	President,		1999 to 2009,
Milwaukee, WI 53202		May	Hotchkis and		E*TRADE
		2002.	Wiley Funds		Funds.
(mutual funds)
(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired;	1	None.
(age 71)		term	formerly
615 E. Michigan Street		since	Senior Vice
Milwaukee, WI 53202		February	President
		1997.	Federal Home
Loan Bank of
San Francisco.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited),

Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex
	Held	Length	Occupation	Overseen	Other
Name, Address	with the	of Time	During Past	by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President,	1	None.
(age 63)	Trustee	term	CEO, U.S.
615 E. Michigan Street		since	Bancorp Fund
Milwaukee, WI 53202		September	Services, LLC
		2008.	(May 1991
to present).

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 63)	and Chief	term	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 43)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance
(age 49)	and	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 53)	President,	term	Services, LLC (February 2008 to
615 E. Michigan Street	Chief	since	present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	Steinhafels, Inc. (September 1995 to
	Officer	2009.	February 2008).
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 45)		term	Bancorp Fund Services, LLC (May 2006
615 E. Michigan Street		since	to present); Senior Counsel, Wells Fargo
Milwaukee, WI 53202		June	Funds Management, LLC (May 2005 to
		2007.	May 2006); Senior Counsel, Strong
Financial Corporation (January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the American Trust Allegiance Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the three-year and five-year total returns, although the Fund’s performance was below its peer group median and average for the year-to-date, one-year and ten-year total returns.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the year-to-date, three-year and five-year total returns, although the Fund’s performance was below its peer group median and average for the one-year and ten-year total returns.

The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria and that the Advisor does not manage any other accounts with the same or a similar strategy.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed, among other things, comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor and all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly less than the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were slightly less than the standard fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH 03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2011	FYE 2/28/2010
Audit Fees	$13,600	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2011	FYE 2/28/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2011	FYE 2/28/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, President

Date   5/03/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, President

Date   5/03/11

By (Signature and Title)* /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 5/03/11

* Print the name and title of each signing officer under his or her signature.